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                                                    IAA TRUST FUNDS APPLICATION
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1. AMOUNT INVESTED ($1,000 minimum)
   FORM OF PAYMENT - INITIAL INVESTMENT
    [ ] Check for $                         enclosed - payable to FUND(s)/SERIES of your choice
                   ------------------------
    [ ] NAV Purchase     [ ] Farm Bureau Member - Membership No.
                                                                 ------------------------------------------
                         [ ] Customer of IAA Trust Company
                         [ ] Employee of IAA or affiliate
    [ ] Broker/Dealer
    [ ] My Dealer purchased                                      of the FUND/SERIES on
                            ------------------------------------                       ----------------------------------------
                                          Shares                                                          Date
                                          [ ] IAA Trust Growth Fund
                                          [ ] IAA Trust Asset Allocation Fund
                                          [ ] IAA Trust Tax Exempt Bond Fund
                                              IAA Trust Taxable Fixed
                                              Income Series Fund
                                          [ ] Money Market Series
                                          [ ] Short-Term Government Bond Series
                                          [ ] Long-Term Bond Series




2. REGISTRATION (Please Print)
   INDIVIDUAL *(Joint ownership with rights of survivorship unless otherwise noted)

   -------------------------------------------------------------------------------------------------------------------------------
   First name                               Middle Initial                                      Last Name       Social Security #


   -------------------------------------------------------------------------------------------------------------------------------
   Jt. Owner First Name*                    Middle Initial                                      Last Name        Social Security #

   GIFT TO MINORS

   -------------------------------------------------------------------------------------------------------------------------------
   Name of Custodian (name one only)                                                              As Custodian For (name one only)

   Under the                                                        Uniform Gift to Minors Act          -------------------
             ------------------------------------------------------
                                         State                                                       Minor's Social Security #

   CORPORATIONS, PARTNERSHIPS, TRUSTS and OTHERS (complete Corporate Resolution)

   -------------------------------------------------------------------------------------------------------------------------------
    Name of Corporation, Partnership, Trust or Other

   -------------------------------------------------------------------------------------------------------------------------------
   Tax I.D. #                            Name of Trustee(s)                                                          Date of Trust


   Citizen of: [ ] United States            [ ] Other (Please Indicate)
                                                                       ----------------------------------------------
3. MAILING ADDRESS OF RECORD AND TELEPHONE NUMBER(S)

   -------------------------------------------------------------------------------------------------------------------------------
   Street Address & Apt. #                                                                  City              State            Zip

   (____________)                                                                           (____________)
                 ----------------------------------                                                       ------------------------
   Residence Number                                                                         Business Number

4. DISTRIBUTION OPTIONS (Please indicate one - Distributions will be reinvested if no option is checked)
   [ ] Automatic Compounding (dividends & capital gains in additional shares)
   [ ] Cash Dividends (dividends in cash, capital gains in additional shares)
   [ ] All Cash (dividends & capital gains in cash)



5. SYSTEMATIC WITHDRAWAL PLAN (Minimum investment $5,000)

   A check will be sent each [ ] month or [ ] quarter in the amount of $ __________________  to you at your address of record unless otherwise noted.
   Monthly minimum amount is $25.00.


6. TELEPHONE EXCHANGE and REDEMPTION OPTION

   [ ] Permits exchanges between accounts with identical registrations.

   [ ] I (we)authorize FPS Services to honor telephone instructions for my(our) account. Neither the Fund nor FPS Services will be liable for properly acting upon telephone instructions believed to be genuine.

       Please attach a voided check on the Transfer account or complete below.

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     Name of Bank                                           City                                                             State

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     Account Number           [ ] Checking      [ ] Savings                                      Bank Routing Number (nine digits)


7. SIGNATURE AND CERTIFICATION, And Back-up Withholding Certification



   Under the penalties of perjury, I (we) certify the following:
     1.  I (We) certify that the number shown on this form is my (our) correct tax identification number.
     2.  I (We) am not (are not) subject to backup withholding as a result of failure to report all interest and dividends, or the Internal Revenue
         Service has notified me (us) that I (we) am (are) no longer subject to backup withholding.

         Citizen of:                [ ] United States                  [ ] Other (Please indicate)_____________________________

              "The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding".


              -----------------------------------------------------------------------------------          -----------------------
              Signature            [ ] Owner            [ ] Custodian             [ ] Trustee                 Date

              -----------------------------------------------------------------------------------          -----------------------
              Signature of Joint Owner (if applicable)                                                        Date


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         [ ] Check box if you have been notified by the IRS that you are subject to backup withholding.


8. INVESTMENT DEALER INFORMATION


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   Firm Name                                      Rep. Name & Number                         Authorized Signature

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   Street Address                                 City                                       State                    Zip
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